UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

TuHURA Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 University Dr., Suite 110 Tampa, Florida	33612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 875-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HURA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by TuHURA Biosciences, Inc. (f/k/a Kintara Therapeutics, Inc.) (the “Company”) on October 21, 2024 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger, pursuant to which Kayak Mergeco, Inc. merged with and into TuHURA Biosciences, Inc., a Delaware corporation (“Private TuHURA”). This Amendment No. 1 is filed to (1) update the Item 2.01 information to reflect Management’s Discussion and Analysis of Financial Condition and Results of Operations of Private TuHURA for the three and nine months ended September 30, 2024 and September 30, 2023; and (2) amend the historical financial statements provided under Items 9.01(a) in the Original Report to include the unaudited interim financial statements of Private TuHURA as of September 30, 2024 and for the three and nine months ended September 30, 2024 and September 30, 2023. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Management’s Disclosure and Analysis of Financial Condition and Results of Operations

The Form 10 information in Item 2.01 of the Original Report is hereby amended and supplemented by adding the following: “Reference is made to the disclosure contained in the section titled “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULT OF OPERATIONS OF TUHURA BIOSCIENCES, INC. (A DELAWARE CORPORATION)” filed as Exhibit 99.2 to this Amendment No. 1, which is incorporated herein by reference.”

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Private TuHURA’s audited balance sheets as of December 31, 2023 and 2022, the related statements of operations, statements of changes in convertible preferred stock and stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2023, and the related notes are incorporated herein by reference to such financial statements appearing on pages F-2 to F-17 of the Proxy Statement/Prospectus.

The unaudited condensed interim financial statements of Private TuHURA as of September 30, 2024 and for the periods ended September 30, 2024 and September 30, 2023 are filed as Exhibit 99.3 to this Amendment No. 1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations for Private TuHURA for the three and nine months ended September 30, 2024 and 2023.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.2

Management’s Discussion and Analysis of Financial Condition and Results of Operations for TuHURA Biosciences, Inc. (a Delaware corporation) for the three and nine months ended September 30, 2024 and 2023.

99.3	Unaudited condensed interim financial statements of TuHURA Biosciences, Inc. as of and for the periods ended September 30, 2024 and September 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TuHURA Biosciences, Inc.

November 14, 2024	By:	/s/ Dan Dearborn
		Name:	Dan Dearborn
		Title:	Chief Financial Officer